                                                                   Exhibit 10.47
          [LETTERHEAD OF COLLINS STREET BUSINESS CENTER APPEARS HERE]

________________________________________________________________________________

                        COLLINS STREET BUSINESS CENTRE

                          SERVICED OFFICES AGREEMENT



                                    BETWEEN


                     MERDENE PTY LTD (A.C.N. 052 404 690)

                   trading as COLLINS STREET BUSINESS CENTRE

                                  The Manager



                                      AND



                            PRIME RESPONSE PTY LTD
                             (A.C.N. 082 682 451)


                                  The Tenant


                                  SIX MONTHS
                               24 November, 1999

________________________________________________________________________________

                         COLLINS STREET BUSINESS CENTRE

                           SERVICED OFFICES AGREEMENT

BETWEEN
-------

MERDENE PTY LTD (A.C.N. 052 404 690) (trading as COLLINS STREET BUSINESS CENTRE) of Level 8, 350 Collins Street, Melbourne 3000 (the "Manager")

AND
---

THE TENANT whose name and address appear in the Schedule under the heading of Tenant.

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WHEREAS:
-------

The Manager wishes to licence to and the Tenant wishes to accept such licence of the Premises set out in the Schedule on the terms and conditions of this Agreement.

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THE PARTIES AGREE AS FOLLOWS:
----------------------------

Premises, Services, Term and Rent
---------------------------------

1. The Manager hereby licences to the Tenant the premises and any Furniture specified in the Schedule for the Term and at the Rent also specified in the Schedule.

2. The Manager shall also provide to the Tenant a telephone answering and reception service between 8:30 a.m. and 5:30 p.m. Monday to Friday excluding public holidays, together with any Services specified in the Schedule. The Tenant shall give the Manager one month's notice of any intention to cease or vary use by the Tenant of any of the Services.

3. Where the Manager has provided any of the Services to the Tenant, the Manager shall issue monthly invoices in arrears which shall be paid by the Tenant within 7 days of receipt.

4. The Premises shall only be used for the purpose of conducting a legal and reputable business or profession.

5. The Tenant shall have exclusive possession of the Premises for the Term, without unreasonable interference by the Manager.

Access
------

6. The Tenant shall have access to the Premises from the commencement of the Term as set out in the Schedule 24 hours a day, 365 days a year. Any access by the Tenant outside normal business hours shall be restricted to the Tenant, persons accompanied by the Tenant or persons authorised by the Tenant and for which the Tenant has first obtained permission for their access from the Manager.
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Serviced Offices Agreement             3                 Prime Response Pty Ltd
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7.   The Manager shall have access to the Premises for the purposes of inspection or repair upon reasonable notice to the Tenant, but may enter the Premises without such notice in the case of emergency, or if the Manager has reasonable cause to believe the Tenant has abandoned the Premises.

Manager's Obligation
--------------------

8.   The Manager shall:-

     (a) ensure the Premises and any equipment is in good condition at the commencement of and for the duration of the Term, and that there is adequate security for the Premises;

     (b) ensure the Premises are adequately insured against public liability, fire and theft and;

     (c) promptly pay all applicable rates, taxes and other outgoings relating to the Premises, excluding telephone charges.

Tenant's Obligations
--------------------

9.   The Tenant shall:

     (a) attend to prompt payment of Rent and any invoices for Services in accordance with the terms and conditions of this Agreement, and shall be responsible for insuring his assets and possessions on the Premises;

     (b) obtain at the Tenant's own expense any necessary consents for the purpose of running the Tenant's business at the Premises, together with arranging for rental and payment of any telephone lines and calls (the Tenant may install up to 2 lines per office);

     (c) take care of the Premises and ensure the Premises are kept in a tidy and clean condition and upon termination of this Agreement to peaceably surrender the Premises to the Manager in such condition, fair wear and tear excepted;

     (d) not make any alterations or additions to the Premises without the Manager's consent in writing, including placement of any sign or advertisement either inside or outside the Premises;

     (e) notify the Manager immediately upon becoming aware of any loss or damage or defect to the Premises, or anything which may affect the Manager's insurance over the Premises;

     (f) not obstruct or interfere with any of the common areas or any of the other Tenants in their business activities, and not sleep or hold any auctions on the Premises;

     (g) not directly air any matter of concern relating to the Premises or the Manager directly with the Manager's employees, either in public or private, but shall instead take up such matter direct with the Manager by appointment or by letter addressed to the Manager;

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Serviced Offices Agreement             4                 Prime Response Pty Ltd
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     (h)  not keep on the Premises any oils, greases, hazardous chemicals or other noxious substances, any animals, birds or fish and shall ensure all rubbish is regularly removed; and

     (i) ensure that all agents, officers and employees of the Tenant are aware of and observe the Tenant's obligations under this Agreement, and if the Tenant comprises of two or more persons their obligations under this Agreement shall be joint and several.

Mutual Obligations
------------------

10.  The Manager and the Tenant shall:

     (a) keep the terms and conditions of this Agreement confidential and shall not disclose any information relating to those terms and conditions to any third party, unless the consent of the other is first obtained in writing;

     (b) hereby indemnify the other and shall keep the other indemnified from and against any loss or damage to the Premises, any person's property or any person through injury or death, caused as a result of any accident, neglect or deliberate or careless act of such party on the Premises or resulting from any breach by such party of the terms and conditions of this Agreement (but the Manager shall not be responsible for any loss or damage incurred by the Tenant from provision by the Manager of cleaning services); and

     (c) if the Premises for any reason beyond the control of the parties becomes unfit for use or occupation, terminate this Agreement immediately by notice in writing from one to the other, without compensation payable between them.

Option for Renewal
------------------

11. If an Option period is specified in the Schedule, the Tenant shall have the right to extend the Term for that period, provided the Tenant gives to the Manager at least one month's notice in writing of the Tenant's desire to exercise the Option, and has paid all monies owning to the Manager under this Agreement to the date of giving notice.

12. The terms and conditions of this Agreement shall apply to any extended period, subject to the Manager reasonably determining a new rent in accordance with the current market conditions.

Security Deposit
----------------

13. The Tenant shall pay to the Manager the Security amount specified in the Schedule before commencing the Term, for security against default by and liability for payment of monies owing to the Manager under this Agreement.

14. The Manager shall be entitled to deduct from the Security any monies owed to the Manager for Rent or provision of Services under this Agreement, or otherwise as a result of a breach of this Agreement by the Tenant.

15. The Security, or any remaining portion of it, shall be refunded to the Tenant within 7 days of the termination of this Agreement.

Serviced Offices Agreement             5                 Prime Response Pty Ltd
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Repairs
-------

16. The Tenant shall in a prompt manner repair in full any damage to the Premises resulting from neglect, omission or a deliberate or careless act or a breach of a term or condition of this Agreement by the Tenant.

Early Termination
-----------------

17. Where a party is of the view that the other (the "Defaulting Party") is in breach of this Agreement or is otherwise performing its obligations under this Agreement in an unsatisfactory manner, it may give notice in writing to the Defaulting Party requesting a remedy of such breach or unsatisfactory performance within 7 days of the date of the notice, failing which that party may immediately terminate this Agreement and pursue remedies available to it at law.

18. Upon such early termination, the Tenant shall peaceably vacate the Premises, and the Security shall be refunded less any amounts duly deducted by the Manager in accordance with this Agreement.

Holding Over
------------

19. Where leases of the Premises continues beyond the Term and any Option period, the terms and conditions of this Agreement shall apply until such time as either the Tenant or the Manager gives not less than one month's notice in writing to the other of that party's intention to terminate this Agreement.

Costs
-----

20. The reasonable costs of both the Manager and the Tenant in preparing this Agreement and any necessary stamp duty shall be paid by the Tenant.

Keys
----

21. The Tenant shall receive one set of keys to the Premises free of charge. Additional sets of keys are available on request at a charge of $20, refundable upon return for the keys during the Term or upon termination of this Agreement.

22.  All keys remain the property of the Manager.

Assignment
----------

23. The Manager may assign his rights and obligations under this Agreement to a third party without the consent of the Tenant, while the Tenant may only assign his rights and obligations with the consent of the Manager in writing.

Notices
-------

24. Any written notice served by a party under this Agreement is deemed to be duly served if delivered by hand or mailed:-

     (a)  in the case of Tenant, at the Premises; and

     (b)  in the case of the Manager, also at the Premises.

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Serviced Offices Agreement             6                 Prime Response Pty Ltd
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Headlease
---------

25. The Tenant shall comply with all applicable terms and conditions of the Manager's Headlease with respect to the Premises, a copy of which the Tenant acknowledges receiving at or prior to the date of execution of this Agreement (less details of any financial provisions contained in the Headlease).

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THE PARTIES HEREBY ENTER INTO THIS AGREEMENT ON THE DATE FIRST APPEARING IN THE
-------------------------------------------------------------------------------
SCHEDULE.
--------


The Manager

The Common Seal of MERDENE PTY LTD }
is hereunto affixed in accordance  }              (SEAL)
with its Articles of Association   }
in the presence of:                }



/s/ J.R. Lacey                                /s/ Susan Lacey
_________________________________             __________________________________
Secretary                                     Director


J.R. Lacey                                    Susan Lacey
_________________________________             __________________________________
Print Name                                    Print Name


The Tenant

The Common Seal of THE TENANT              }
is hereunto affixed in accordance with its }
Articles of Association in the presence of:}


/s/ Nigel Cannings                            /s/ Brain Rowe
---------------------------------             ----------------------------------
Secretary                                     Director

Nigel Cannings                                Brain Rowe
---------------------------------             ----------------------------------
Print Name                                    Print Name

Serviced Offices Agreement              7                Prime Response Pty Ltd
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                                    SCHEDULE


AGREEMENT SIGNED: the             day of              , 1999.
----------------

TENANT:             PRIME RESPONSE PTY LTD
------
                    (A.C.N. 082 682 451)
                    of Level 8, 350 Collins Street, Melbourne 3000

PREMISES:           Suite 2 and Office Number 1.3 of Suite 1 at Level 8 (North),
--------
                    350 Collins Street, Melbourne, Victoria, together with shares use of waiting room at reception, kitchen, toilet and bathroom facilities, and other common floor areas, as indicated on the attached floor plan.

RENT:               $4,585.00 per calendar month in advance, payable as the
----
                    Manager shall direct on the first day of each calendar month and for any part of a month a payment proportionate to that part, which Rent includes the provision of services described in Clause 2 and all outgoings for rates, taxes, insurance premiums, cleaning and like charges, but excludes telephone line rentals and call charges, and any car parking arrangement.

                    Offices rented on a monthly basis are subject to rent increases upon the giving of one month's notice.

TERM:               Commencing 25/th/ May, 1999, and terminating 24/th/
----
                    November, 1999.

OPTION:             Monthly
------

SECURITY:           $Nil
--------

FURNITURE:          Three Desks
---------
                    Three Credenza's
                    Three 3 Draw Pedestal's
                    Three 3 Draw Filing Cabinet's
                    Three Executive Chairs
                    Six Visitor Chairs

SERVICES:           Telephone handset         Provided at no charge
--------

                    Additional Furniture }
                    Photocopying         }    At market rates
                    Secretarial Services }    determined by the Manager
                    Boardroom Rental     }
                    Use of Fax           }

                           [FLOORPLAN APPEARS HERE]

                        Australian Securities Commission
                                Corporations Law



                                   Memorandum
                                      and
                            Articles of Association

                                       OF

                             PRIME RESPONSE PTY LTD
                              A.C.N.. 082 682 451


                                    [LOGO]


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                       Melbourne Law Searches Pty, Ltd.
                              A.C.N. 050 239 417

          Level 11 C.U. Tower, 485 La Trobe Street Melbourne Vic 3000
-------------------------------------------------------------------------------

                                                            ----------------


                                                            ----------------
                                                                 Form 204
PANNELL KERR FORSTER
ATTN: JAN GORING
GPO BOX 5099BB
MELBOURNE VIC 3001

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Certificate of Registration                                      [SEAL]
of a Company                                                   AUSTRALIAN
                                                               SECURITIES
                                                               COMMISSION
Corporations Law Sub-section 121(1)

This is to certify that

PRIME RESPONSE PTY. LTD.

Australian Company Number 082 682 451

is a registered company under Division 1 of Part 2.2 of the Corporations Law of Victoria and because of its registration it is an incorporated company.

The company is limited by shares.

The company is a proprietary company.

The day of commencement of registration is the nineteenth day of May, 1998.


                              Given under the seal of the
                              Australian Securities Commission
                              on this nineteenth day of May, 1998.

[Seal]

          /s/ Alan Cameron

          Alan Cameron
          Chairman